                                                            EXHIBIT 10.27


                     UTG COMMUNICATIONS INTERNATIONAL INC.

                            SUBSCRIPTION AGREEMENT

          THIS AGREEMENT is made as of January ___, 1998, by and between UTG Communications International Inc., a Delaware corporation (the "Company"), having an address c/o Walter M. Epstein, Esq., 30 Rockefeller Plaza, 29th Floor, New York, New York 10112, and the subscriber signatory hereto (the "Subscriber").

Set forth below are the terms and conditions pursuant to which the Subscriber subscribes for shares of common stock, $.00001 par value per share (the "Common Stock"), of the Company in an offering by the Company of up to 750,000 shares at $2 per share (Such number of shares and price gives effect to a 1:13 reverse stock split to be completed as a condition to this subscription.). There is no minimum number of shares being offered by the Company.

     1. SUBSCRIPTION. Subject to the terms and conditions hereof, the Subscriber, intending to be legally bound, hereby agrees to purchase from the Company, 250,000 shares (the "Shares") of the Company's Common Stock, at a purchase price of $2.00 per Share. For each Share purchased, the Subscriber will also receive, for no additional consideration, three Warrants (the "Warrants"), substantially in the form of Exhibit C attached hereto, each to purchase one
                             ---------
share of Common Stock, which Warrants will expire five years from the date of original issuance and shall be exercisable at $2, $3 and $4.50 per share, respectively.

          The Subscriber will pay for the subscription by check payable in U.S. Dollars or by wire transfer in U.S. Dollars to the Company's designated account the amount of $500,000 net of a 3% underwriting commission payable to Interfinance Inv. Co. Ltd. against delivery of (i) one or more certificates representing the 250,000 Shares, (ii) executed copies of the Warrants, (iii) an executed copy of the Registration Rights Agreement between the parties hereto and of even date herewith (the "Registration Rights Agreement"), substantially in the form of Exhibit D hereto and (iv) an opinion of counsel to the Company
               ---------
covering the matters set forth in Exhibit E hereto in form and substance
                                  ---------
satisfactory to Subscriber's counsel.

     2.   REPRESENTATIONS AND WARRANTIES.

     2.1  Representations of the Subscriber.  The Subscriber hereby represents
          ---------------------------------
and warrants to the Company that:
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                                                                        2

     (a) THE SUBSCRIBER IS AWARE AND UNDERSTANDS THAT AN INVESTMENT IN THE SHARES AND WARRANTS INVOLVES A NUMBER OF VERY SIGNIFICANT RISKS AND THAT THIS INVESTMENT SHOULD NOT BE MADE UNLESS THE SUBSCRIBER IS PREPARED TO LOSE THE ENTIRE INVESTMENT. SINCE INCEPTION, THE COMPANY HAS INCURRED SUBSTANTIAL LOSSES AND NEGATIVE CASH FLOW, AND THE COMPANY EXPECTS TO CONTINUE TO INCUR SUBSTANTIAL LOSSES AND NEGATIVE CASH FLOW FOR THE FORESEEABLE FUTURE. IN ADDITION TO THIS INVESTMENT, THE COMPANY IS IN IMMEDIATE NEED OF SUBSTANTIAL ADDITIONAL CAPITAL IN ORDER TO FUND ITS OPERATING REQUIREMENTS. THERE CAN BE NO ASSURANCE THAT SUFFICIENT FINANCING WILL BE AVAILABLE ON TERMS ACCEPTABLE TO THE COMPANY OR AT ALL. FAILURE TO OBTAIN SUCH FINANCING IN THE IMMEDIATE FUTURE COULD FORCE THE COMPANY TO CEASE OPERATIONS COMPLETELY, RESULTING IN A LOSS OF THE SUBSCRIBER'S ENTIRE INVESTMENT.

     (b) the subscription hereunder is being made by the Subscriber as principal for the Subscriber's own account and not for the benefit of any other person;

     (c) the Subscriber is a resident of the jurisdiction set out on the signature page hereof;

     (d) this Subscription Agreement constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

     (e) the Subscriber will not make any offers to sell the Shares and Warrants or sell any of the Shares and Warrants except in accordance with the terms of this Subscription Agreement;

     (f) the Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Shares and Warrants, and at the present time, it could afford a complete loss of such investment;

     (g) the Subscriber acknowledges that the Company and counsel for the Company will rely upon the accuracy and truth of the Subscriber's representations in Sections 2 and 3 hereof and the Subscriber hereby consents to such reliance;

     (h) the Subscriber has access to the same kind of information which would be available in registration statements filed by the Company under the Securities Act;
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                                                                        3

     (i) neither the United States ("U.S.") Securities and Exchange Commission (the "SEC") nor any state securities commission has approved any of the Shares and Warrants offered or passed upon or endorsed the merits of the offering;

     (j) the Subscriber acknowledges that all documents, records, and books pertaining to the investment in the Shares and Warrants have been made available for inspection by him, his attorney, accountant, purchaser representative or tax advisor (collectively, the "Advisors");

     (k) the Subscriber and the Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and Warrants and all such questions have been answered to the full satisfaction of the Subscriber and his Advisors;

     (l) in evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the Subscriber or his Advisors by the Company;

     (m) the Subscriber is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares and Warrants;

     (n) the Subscriber has such knowledge and experience in financial, tax, and business matters so as to enable him to utilize the information made available to him in connection with the offering of the Shares and Warrants to evaluate the merits and risks of an investment in the Shares and Warrants and to make an informed investment decision with respect thereto;

     (o) the Subscriber is not relying on the Company respecting the tax and other economic considerations of an investment in the Shares and Warrants, and the Subscriber has relied on the advice of, or has consulted with, only his own Advisors;

     (p) the Subscriber is acquiring the Shares and Warrants solely for his own account for investment and not with a view to distribution, other than in accordance with the terms hereof;

     (q) the Subscriber must bear the economic risk of the investment indefinitely because none of the Shares and Warrants may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Act and applicable state securities laws or an exemption from registration is available;
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                                                                        4

     (r) the Subscriber has adequate means of providing for its current needs and foreseeable contingencies and has no need for its investment in the Shares and Warrants to be liquid;

     (s) the Subscriber has completed accurately the Subscriber Questionnaire attached hereto as Exhibit A and meets the requirements of at least one of the
                   ---------
suitability standards for an "accredited investor;" and

     (t) the Subscriber: (u) if a natural person represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (v) if a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Shares and Warrants, such entity is validly existing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (w) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity; and

     2.2 Representations and Warranties by the Company.
         ---------------------------------------------

     (a) Organization and Qualification: The Company and each subsidiary of the Company (each, a "Subsidiary" and collectively, the "Subsidiaries"), is a corporation duly organized and existing in good standing under the laws of their respective jurisdiction of incorporation and each has the power to own its property and to carry on its business as now being conducted. The Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.
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                                                                        5

     (b) Due Authorization: The execution and delivery of this Subscription Agreement, the Registration Rights Agreement and such further documentation contemplated to be executed under each of such agreements, including, but not limited to, the issuance and sale of the Shares, any Additional Shares (as hereinafter defined), the Warrants and any Additional Warrants (as hereinafter defined) by the Company, and compliance by the Company with all the provisions of this Subscription Agreement and the Registration Rights Agreement (i) are within the corporate power and authority of the Company, (ii) do not require the approval or consent of the stockholders of the Company (except for any approval or consent which has been obtained prior to the date hereof) and (iii) have been duly authorized by all requisite corporate action and proceedings on the part of the Company. This Subscription Agreement, the Registration Rights Agreement and the Warrants have been duly executed and delivered by the Company. Each such document constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to the Subscriber true and correct copies of the Company's certificate of incorporation and by-laws as in effect on the date of this Subscription Agreement.

     (c) Legal Compliance: The Company and each Subsidiary is (i) in material compliance with all applicable laws and regulations in the jurisdictions in which it conducts business and (ii) no material adverse consequences are known, filed or commenced against the Company or any Subsidiary with respect to any failure so to comply, except where singly or in the aggregate of the foregoing clauses (i) and/or (ii), noncompliance would not have material adverse consequences. The foregoing is subject to the limitation that substantial amounts are owed by the Company and its Subsidiaries, which can only be paid assuming adequate financing is continually obtained. The failure to pay such amounts would have a material adverse effect on the Company and its Subsidiaries and could result in the bankruptcy of the Company and its Subsidiaries.

     (d) Accuracy of Information: Information furnished in writing by the Company and each Subsidiary, or any of their representatives, to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, and the Company's reports and registration statements filed with the SEC do not contain any material misstatement of fact, or omission of any material fact required to be stated therein or otherwise disclosed so as to make the statements therein not misleading.

     (e) Litigation: There is no action, suit or proceeding pending against the Company or any of its Subsidiaries, properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality.
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                                                                        6

     (f) Governmental Consents, Etc.: Except as obtained or made, the Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the valid execution, delivery and performance of this Subscription Agreement and the Registration Rights Agreement and the valid offer, issue, sale or delivery of the Shares, any Additional Shares, the Warrants and any Additional Warrants, or the performance by the Company of its obligations in respect thereof, except for any filings required to effect any registration pursuant to the Registration Rights Agreement.

     (g) Investment Company Act: The Company is not an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

     (h) Taxes: The Company and each Subsidiary has filed all material tax returns which are required to be filed and has paid or caused to be paid all material taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, or the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company and each Subsidiary has paid, or has established adequate reserves, for all material federal, state and local tax liabilities applicable to the Company and each Subsidiary for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes). For the purpose of this Subscription Agreement, "tax" or "taxes" means any federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, transfer, gains, license, excise, employment, payroll, withholding, value added, estimated, alternative or add on minimum tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority.

     (i) Conflicting Agreements and Charter Provisions: None of (i) the execution and delivery of this Subscription Agreement and the Registration Rights Agreement and the issuance of the Shares, any Additional Shares, the Warrants and any Additional Warrants, (ii) the fulfillment of and compliance with the terms and provisions of this Subscription Agreement, the Registration Rights Agreement, the Warrants and the Additional Warrants, will conflict with or results in or will (with or without the giving of notice or lapse of time or both) result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or give rise to a right of payment or compensation under, or constitute a default under, or result in any violation of, the certificate of incorporation or by-laws of the Company or any mortgage, agreement, instrument, indenture, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its properties is subject.
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                                                                        7

     (j) Capitalization: The Form 10-QSB filed for the period ended September 30, 1997 sets forth as of the date of this Subscription Agreement and prior to the issuance of the Shares and the Warrants, (i) all classes of authorized capital stock of the Company (collectively, the "Capital Stock"), (ii) the respective amount authorized for each such class, and (iii) the issued and outstanding amount of each such class (including such amounts subscribed and approved for issuance but not yet issued by the Company's transfer agent), except for the aggregate of 400,000 shares of Common Stock of the Company subscribed by five investors and approved for issuance but not yet issued by the Company's transfer agent, as evidenced in Exhibit F attached hereto. All of the
                                          ---------
outstanding shares of the Capital Stock have been validly issued and are fully paid and nonassessable. No class of Capital Stock of the Company is entitled to preemptive rights. Except as disclosed therein and except as expressly provided for in this Subscription Agreement, as of the date of this Subscription Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, antidilution rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of Capital Stock of the Company, or contracts, commitments, understandings or arrangements by which the Company or any stockholder of the Company is or may become bound relating to the issuance or transfer of any shares of Capital Stock or options, warrants or rights to purchase or acquire any shares of Capital Stock of the Company or relating to the voting of any shares of Capital Stock of the Company. The reverse-split of Common Stock to be effected as a condition to this Subscription Agreement (the "Reverse Stock Split") whereby for each thirteen shares of Common Stock previously held, such holder will be entitled to one share of Common Stock plus a three year warrant exercisable for one share of post-split Common Stock at an exercise price of $15.00 per share (the "Reverse Split Warrants"), was duly authorized and all necessary action on the part of the Company has been taken, including, but not limited to, any and all corporate action and any and all filings required under federal or state securities laws and with any securities exchange or quotation system on which the Company's Common Stock is listed or quoted, as the case may be. The Shares, any Additional Shares and the shares of Common Stock issuable upon exercise of the Warrants, any Additional Warrants and the Reverse Split Warrants will be duly authorized, validly issued and outstanding, fully paid and nonassessable. Except for the make-whole arrangement granted by the Company in connection with stockholder consent for the Reverse Split, a copy of which is attached hereto as Exhibit G,
                                                                     ---------
and the Reverse Stock Split Warrants, the stockholders of the Company have not received any additional consideration or rights in connection with the Reverse Stock Split.

     (k) Brokers: Except for Interfinance Inv. Co. Ltd., the Company has not engaged any finder, broker or investment adviser in connection with the transactions contemplated hereby.

     (l) Elections and Appointments: All necessary corporate action has been taken by the Company to duly elect Messrs. Ulrich Ernst and Klaus Brenner to the Board of
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                                                                        8

Directors of the Company, and to duly appoint Mr. Ulrich Ernst as Chairman of the Board of Directors and Chief Executive Officer and Mr. Klaus Brenner as Treasurer. Mr. Keith Rhea was also elected as Chief Operating Officer of the Company, but no representation is made as to his continuing presence.

     (m) TelePath Limited: The share agreement, dated November 7, 1997, between the Company and TelePath Ltd. ("Telepath Agreement") has been validly terminated and the Company has been released from any and all obligations thereunder. No shares of Common Stock were issued by the Company pursuant to the Telepath Agreement and the Company has no further obligation with respect thereto.

     (n) Subsidiaries: All of the issued and outstanding shares of capital stock or other equity interests of the Company's Subsidiaries are owned beneficially and of record by the Company free and clear of any liens, charges or encumbrances.


     30 ACKNOWLEDGMENTS; REPRESENTATIONS AND COVENANTS OF THE SUBSCRIBER WITH RESPECT TO U.S. SECURITIES LAWS; SECURITIES TRANSFERS.

     (a) The Subscriber understands that the Shares and Warrants have not been registered (i) under the U.S. Securities Act of 1933, as amended (the "Securities Act") with the SEC in reliance upon the exemption from such registration requirements afforded by Regulation S under the Securities Act, governing the offer and sale of securities that occur outside the U.S., or (ii) with any state securities commission. The Subscriber understands that the Shares and Warrants may not be offered, sold, transferred or otherwise disposed of in the U.S., its territories or possessions, or to persons known to be residents of the U.S. or to a "U.S. person" within the meaning of Regulation S under the Securities Act ("U.S. Person"; see the definition of U.S. Person annexed hereto as Exhibit B) until the effectiveness of a registration statement registering
   ---------
the Shares and Warrants under the Securities Act or an exemption from the registration requirements under the Securities Act is available.

     (b) The Subscriber hereby represents and Warrants that the Subscriber is not a resident of the U.S. and is not otherwise deemed to be a U.S. Person.

     (c) The Subscriber agrees that if it should resell or transfer the Shares and Warrants it will do so only (a) outside the United States in compliance with Rule 904 under the Securities Act, (b) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or other applicable exemption under the Securities Act and state securities laws;
(c) in a transaction that does not require registration under the Securities Act or any applicable state laws, or (d) pursuant to a registration statement that has been declared effective under the Securities Act.

     (d) The Subscriber agrees that it will give each person to whom it transfers the Shares and Warrants notice of any restrictions on transfer of such Shares and Warrants, if then applicable. If a transfer of Shares and Warrants is proposed to be made, the holder (or beneficial holder, as the case may be) will be required to furnish to the Company or the Company's transfer agent, such certifications, legal opinions, or other information as may reasonably be requested to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

     (e) Each certificate representing the Shares and Warrants will bear the following legend (unless such Shares and Warrants have been transferred pursuant to a registration statement that has been declared effective under the Securities Act):

     THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT: (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR OTHER THEN APPLICABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), IT WILL FURNISH TO THE COMPANY OR THE TRANSFER AGENT FOR THE COMMON STOCK SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER INFORMATION AS THE COMPANY OR SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR STATE SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS

     TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     (f) The Subscriber understands and agrees that any disposition of the Shares and Warrants in violation of this Subscription Agreement shall be null and void, and that no transfer of the Shares and Warrants likely will be made by the Company or the Company's transfer agent upon the Company's stock transfer books unless there has been compliance with the terms of this Subscription Agreement. The Subscriber also understands and agrees that the Company likely will issue stop transfer instructions to the Company's transfer agent instructing such transfer agent not to transfer the certificate(s) evidencing the Shares and Warrants to U.S. Persons, and that any such stop transfer instructions will only be removed to permit transfers made in compliance with the terms of this Subscription Agreement.

     (g) The Subscriber (i) acknowledges that the Shares and Warrants have not been registered under the Securities Act and that the Company has an obligation to so register any of the Shares and Warrants only in accordance with the Registration Rights Agreement, (ii) represents and Warrants that the Subscriber is acquiring beneficial ownership of the Shares and Warrants for the Subscriber's own account and not for the account or benefit of a U.S. Person or other person, and (iii) agrees that the Subscriber will not transfer or otherwise dispose of any of the Shares and Warrants unless such transfer or other disposition is registered under the Securities Act or is in accordance with Regulation S under the Securities Act or otherwise is exempt from registration under the Securities Act.

     40   COVENANTS.

     4.1  Covenants of the Subscriber. The Subscriber acknowledges that in
          ---------------------------
making its decision to subscribe for the Shares and Warrants, it has not relied upon the advice of any adviser to the Company or of any other third party.

     4.2  Covenants of the Company.
          ------------------------
     (a) Use of Proceeds: The proceeds of the sale of the Shares will be used by the Company for general corporate purposes, including, but not limited to, the satisfaction of liabilities.

     (b) Reservation of Shares to be Issued upon Exercise of Warrants: The Company will reserve the aggregate number of shares issuable upon exercise of the Warrants and any Additional Warrants, and upon exercise of the Warrants and any Additional Warrants such shares issued thereof will be validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof.

     50   RIGHT TO REQUEST PURCHASE OF ADDITIONAL SHARES.

     (a) From the date hereof through the sixth monthly anniversary hereof, the Company shall have the right to request the Subscriber to subscribe for up to 500,000 shares of Common Stock (the "Additional Shares") on the same terms and conditions as those set forth herein (including without limitation, the same purchase price per share) by giving the Subscriber notice in writing to the address specified on the signature page hereof no less than 15 business days prior to the proposed purchase of such shares of Common Stock (the "Additional Closing"); provided that at each such Additional Closing the Company shall issue to the Subscriber the same number and type of Warrants for each Additional Share (the "Additional Warrants") as is issuable to Subscriber at the Closing; and provided further that the Subscriber shall have no obligation to purchase any Additional Shares if on the date of any Additional Closing (i) any of the representations and warranties contained herein shall be untrue in any material respect, (ii) the Company is in breach of this Subscription Agreement, the Registration Rights Agreement , any Warrant or Additional Warrant previously issued to the Subscriber, (iii) the TMI Agreement shall not have been terminated or renegotiated in form and substance satisfactory to the Subscriber,
(iv) (A) the Company or its Subsidiaries shall have voluntarily commenced any proceeding under applicable bankruptcy, insolvency or liquidation of similar laws, (B) an involuntary proceeding shall have been initiated under any such law with respect to the Company, any of its Subsidiaries or their respective assets,
(C) a receiver, trustee, custodian, sequestrator or similar official shall have been appointed with respect to the Company, any of its Subsidiaries or their respective assets, (D) the Company or its Subsidiaries shall have made a general assignment for the benefit of their respective creditors or (E) the Company or any third party shall have taken any action with respect to any of the foregoing, (v) the Company or a substantial part of its assets shall have been sold, transferred or assigned to a third party or the Company shall have entered into an agreement to effect any of the foregoing (except for the possible sale of any other assets heretofore disclosed in writing to Subscriber) or (vi) there shall have occurred an event or condition which makes the survival of the Company and its Subsidiaries as a going concern unlikely, or the Company has knowledge that any such event or condition is reasonably likely to occur.

     (b) Together with the first notice given hereunder, the Company shall send to the Subscriber evidence in writing of the termination or renegotiation of the TMI Agreement.

     (c) At any Additional Closing, the Company shall deliver to the Subscriber
(i) the requisite number of Additional Shares and Additional Warrants and (ii) a certificate executed by a duly authorized officer of the Company to the effect that (A) the Company's representations and warranties contained herein are true and correct as of the date of such Additional Closing, (B) the Company is not in breach of this Subscription Agreement, the Registration Rights Agreement or any Warrant or Additional Warrant previously issued to the Subscriber and (C) no event or condition shall have occurred which would entitle Subscriber not to purchase Additional Shares pursuant to the provision of Section 5(a) hereof; and the Subscriber shall deliver to the Company a certificate executed by a duly authorized officer of the Subscriber to the effect that the representations and warranties of the Subscriber contained herein are true and correct as of the date of such Additional Closing.

     60 FURTHER ASSURANCES. Each of the parties hereto agrees to execute and deliver such documents, make such filings and do all such things as are required by, and to comply with the provisions of the Securities Act, any other applicable securities legislation and any orders, policies, rules or regulations of the SEC, the National Association of Securities Dealers, Inc. or other relevant regulatory authorities concerning the issuance by the Company and the purchase, holding and resale by the Subscriber of the Shares and Warrants.

     70 MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

     80 ASSIGNABILITY. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the Subscriber.

     90 BLUE SKY QUALIFICATION. The Subscriber's right to purchase Shares and Warrants under this Subscription Agreement are expressly conditioned upon the exemption from qualification of the offer and sale of the Shares and Warrants from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

     100  SURVIVAL; INDEMNIFICATION.

     (a) All of the covenants, representations and warranties of the Subscriber contained herein shall survive the execution and delivery of this Subscription Agreement for a period of one year from the date hereof. The Subscriber agrees to indemnify and hold harmless the Company and each director, officer, employee, agent or representative thereof from and against any and all loss, damage or liability and related costs and expenses (including but not limited to, reasonable attorneys' fees and costs of investigation) due to or arising out of a breach of any covenant, representation or warranty made by him in this Subscription Agreement.

     (b) All of the covenants, representations and warranties of the Company contained herein shall survive the execution and delivery of this Subscription Agreement for a period of one year from the date hereof. The Company agrees to indemnify and hold harmless the Subscriber from and against all losses (including reasonable attorneys fees) which are incurred or suffered by reason of (i) the breach by the Company of any of the representations or warranties made by the Subscriber herein or any document incorporated herein by reference or (ii) by reason of the Company to comply with any of the covenants or agreements contained herein or any document incorporated herein by reference at or after the Closing.

     110 AGREEMENT. The Subscriber agrees that by executing this subscription agreement an irrevocable agreement of purchase and sale of the Shares and Warrants shall be created upon its acceptance by the Company. This Subscription Agreement and the Registration Rights Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

     120 NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid to the Subscriber at the address set forth on the signature page hereof, and to the Company at the address set forth in the first paragraph hereof.

     130 OFFERING RESTRICTIONS. The Shares and Warrants have not been registered under the Securities Act and the Subscriber agrees that it will not sell any of the Shares and Warrants within the U.S. or to, or for the account or benefit of, U.S. Persons except pursuant to an effective registration statement registering the Shares and Warrants under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act.

     140 GOVERNING LAW. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by, and constituted in accordance with, the laws of the State of Delaware without regard to the choice of law principles thereof.

     150 VALIDITY. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

     160  TIME.  Time shall be of the essence hereof.

     170 INUREMENT. This Subscription Agreement shall inure to the benefit of and be binding upon the respective legal representatives and successors of the parties.

     180 COUNTERPARTS. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this subscription by signing any of such counterpart and delivering the same by telex, telecopy, telegraph, cable or otherwise in writing (each delivery by any of such means to be deemed to be "in writing" for purposes of this subscription agreement).


                                      _____________________________________
                                      Subscriber: Medfield Investment S.A.




                                      By: /s/ David L. Deck
                                          -----------------
                                         Name:____________________________

                                         Title:___________________________



                                      Subscriber's Address for Notices and
                                      Delivery of Securities:

                                      ____________________________________

                                      ____________________________________

                                      ____________________________________

                                      With a copy to:
                                      Wuersch & Gering LLP
                                      330 Madison Avenue, 14th Floor
                                      New York, NY 10017
                                      Fax (212) 856-0829



Subscription accepted as _______________

UTG COMMUNICATIONS INTERNATIONAL INC.


By: /s/ Ueli Ernst
   ---------------
  Name:       U. Ernst
  Title:      Director

                      EXHIBIT A TO SUBSCRIPTION AGREEMENT
                            INVESTOR QUESTIONNAIRE
                            ----------------------

ALL INVESTORS MUST INITIAL THE FOLLOWING:
----------------------------------------

x    The undersigned understands that the representations contained in this
-
     Investor Questionnaire qualifying or disqualifying it as an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Act are made for the purpose of inducing a sale of securities to the undersigned. The undersigned understands and acknowledges that the Company will rely upon such representations. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects, and the undersigned will notify the Company immediately of any material change in any of the information contained in such statement or statements. The undersigned understands that any false representations may constitute a violation of law and that any company or person who suffers damages as a result of such false representations may have a claim against it for damages.

AN INVESTOR SHOULD INITIAL ANY OF THE FOLLOWING STATEMENTS THAT APPLY TO IT:
---------------------------------------------------------------------------

x    (a) The undersigned certifies that it is an accredited investor because it
_ is either (i) a bank as defined in Section 3(a)(2) of the Act, or savings and loan association or other institution as defined in Section 3(a)(5)(a) of the Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (iii) an insurance company as defined in Section 2(13) of the Act, (iv) an investment company registered under the Investment Company Act of 1940 or a business development company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act, (v) a small business investment company licensed by the United States Small Business Administration under
     Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,00,000, or (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     (b) The undersigned certifies that it is an accredited investor because it ___ is a private business development company as defined in Section 202(a)(22)
     of the Investment Advisers Act of 1940.

 x   (c) The undersigned certifies that it is an accredited investor because it
___ is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, business trust, or partnership with total assets in excess of $5,000,000.

 x   (d) The undersigned certifies that it is an accredited investor because it
___ is a trust, with total asses in excess of $5,000,000, whose purchases of securities are directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Company.

     (e) The undersigned certifies that it is an accredited investor because it ___ is an entity in which all of the equity owners are accredited investors.
     Each such equity owner must also properly complete and submit a Investor Questionnaire as if such equity owner was a shareholder. If this section applies a questionnaire for individuals is available upon request from the Company.

                      EXHIBIT B TO SUBSCRIPTION AGREEMENT

                          Definition of "U.S. Person"
                          ---------------------------

          Regulation S. Rule 902(o) provides:

     (1)  "U.S. Person" means:

                 (i)    Any natural person resident in the United States;

                 (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                 (iii) Any estate of which any executor or administrator is a U.S. person;

                 (iv)   Any trust of which any trustee is a U.S. person;

                 (v) Any agency or branch of a foreign entity located in the United States;

                 (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                 (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                 (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) who are not natural persons, estates or trusts.

     (2) Notwithstanding paragraph (o)(1), of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

     (3) Notwithstanding paragraph (o)(1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

               (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               (ii) The estate is governed by foreign law.

     (4) Notwithstanding paragraph (o)(1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

     (5) Notwithstanding paragraph (o)(1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (6) Notwithstanding paragraph (o)(1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

               (i)  The agency or branch operates for valid business reasons;
          and

               (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulations, respectively, in jurisdictions where located.

     (7) The International Monetary Fund, the International Bank of Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

          For the purposes of the foregoing "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

Exhibit C:  Warrant

Exhibit D:  Registration Rights Agreement

Exhibit E:  Legal Opinion

Exhibit F:  List of 5 investors regarding 400,000 shares subscribed but not yet issued

Exhibit G:  Make-whole Agreement